NUTRA PHARMA CORP.


                 CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350
                   AS ADOPTED PURSUANT TO
       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                               Exhibit 32.1

  In connection with the Quarterly Report of Nutra Pharma Corp. (the "Company"), on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Rik Deitsch, President and Chief Executive Officer of the Company and Zirk Engelbrecht, Vice President and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C.
  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1. To my knowledge, the Report fully complies with the requirements of
  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.


  /s/ Rik Deitsch
  -------------------------------------------------
  By:   Rik Deitsch
  Its:  President and Chief Executive Officer
  Date: November 19, 2003


  /s/ Zirk Engelbrecht
  -------------------------------------------------
  By:   Zirk Engelbrecht
  Its:  Vice President and Chief Financial Officer
  Date: November 19, 2003